UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                January 25, 2005
                Date of Report (Date of earliest event reported)



                                   NICOR INC.
            (Exact name of registrant as specified in its charter)


          Illinois                   1-7297               36-2855175
  (State or other jurisdiction    (Commission          (I.R.S. Employer
      of incorporation)           File Number)      Identification Number)


                                 1844 Ferry Road
                         Naperville, Illinois 60563-9600
               (Address of principal executive offices) (Zip Code)

                                (630) 305-9500
               (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 1.01    Entry into a Material Definitive Agreement


On January 25, 2005, Nicor Inc. (the "Company") announced a preliminary agreement to settle the shareholder derivative action brought in the Circuit Court of Cook County against Nicor's outside directors and certain officers in August 2002. A copy of the press release, dated January 25, 2005, relating to the above, is attached as an exhibit to this report and is incorporated herein by reference.


Item 8.01    Other Events

A copy of the press release, dated Janauary 25, 2005, related to the settlement agreement described in Item 1.01 and other related events is attached as an exhibit to this report and is incorporated herein by reference.


Item 9.01    Financial Statements and Exhibits

(c)  Exhibits

 99.1        Press release dated January 25, 2005




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Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                    Nicor Inc.


Date    January 25, 2005            /s/ PAUL C. GRACEY, JR.
      ---------------------         -----------------------
                                    Paul C. Gracey, Jr.
                                    Vice President, General Counsel and
                                    Secretary